SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DWS High Conviction Global Bond Fund
Effective May 1, 2019, DWS High Conviction Global Bond Fund has changed its investment strategy and its name to DWS ESG Global Bond Fund and is no longer offered by this Prospectus, dated February 1, 2019, as supplemented, or this Statement of Additional Information, dated February 1, 2019, as supplemented. All references to DWS High Conviction Global Bond Fund are hereby removed from this Prospectus and Statement of Additional Information.
Effective May 1, 2019, DWS ESG Global Bond Fund is offered in a separate Prospectus and Statement of Additional Information, each dated May 1, 2019. You can find the fund’s current Prospectus and Statement of Additional Information online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337, or asking your financial representative.
Please Retain This Supplement for Future Reference
May 1, 2019
PRO_SAISTKR-08